UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 5, 2016
 ___________________________________

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2016, Edwards Lifesciences Corporation, a Delaware corporation (the “Company”), announced that Leslie S. Heisz was appointed to the Company’s Board of Directors, effective July 5, 2016. The Board also appointed Ms. Heisz to serve as a member of the Audit Committee of the Board of Directors.

There is no arrangement or understanding between Ms. Heisz and any other persons pursuant to which she was selected as a director. Ms. Heisz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Ms. Heisz will receive the same compensation and agreements as the Company’s other nonemployee directors as described in the Company’s 2016 Proxy Statement.

A copy of the press release announcing her appointment is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 5, 2016

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 5, 2016